Exhibit 32


        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of MICRO INTERCONNECT TECHNOLOGY, INC. (the "Company") on Form 10-QSB for the period ending June 30, 2004, (the "Report"), I, Kevin R. Keating, Sole Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The  Report  fully  complies with the requirement  of  Section
   13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


Date:  August 16, 2004

                                        /s/ Kevin R. Keating
                                        Chief Executive Officer
                                        and Chief Financial Officer